Exhibit 10.2

                        THIRD AMENDMENT TO LOAN AGREEMENT

       This THIRD AMENDMENT TO LOAN AGREEMENT is made and entered into as of July 14, 2003 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "AMENDMENT") by and between E-LOAN, INC., a Delaware corporation (the "BORROWER"), and MERRILL LYNCH MORTGAGE CAPITAL INC., a Delaware corporation (together with its successors and assigns, "LENDER").

                                   BACKGROUND

       WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated as of June 14, 2002, as amended by the First Amendment dated as of June 16, 2002 and as amended by the Second Amendment dated as of June 3, 2003 (as amended, supplemented and otherwise modified from time to time, the "EXISTING LOAN AGREEMENT"), pursuant to which the Lender extended financing to the Borrower on the terms and conditions set forth therein;

       WHEREAS, the parties to the Existing Loan Agreement desire to amend the Existing Loan Agreement;

       NOW,  THEREFORE,   in  consideration  of  the  premises  and  the  mutual
agreements herein contained, the parties hereto agree as follows:

       SECTION 1. DEFINED TERMS. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Existing Loan Agreement.

       SECTION 2.  AMENDMENT.  Effective upon the execution and delivery of this
Amendment:

       (a) The definition of "COMMITMENT TERMINATION DATE" in Section 1.22 of the Existing Loan Agreement shall be amended and restated in its entirety as follows: "means the earlier of (i) July 13, 2004, and (ii) the date on which the Commitment is otherwise terminated in accordance with the terms of this Agreement".

       (b) The definition of "SECURITIZATION" in Section 1.22 of the Existing Loan Agreement shall be amended and restated in its entirety as follows: "means the issuance and sale of asset-backed securities secured directly or indirectly by all or any portion of the collateral pledged to the Lender pursuant to the Auto Fund Security Agreement and the other Credit Documents in a transaction where at least one class or tranche of such asset-backed securities was rated by one or more nationally recognized rating organizations. The financing by the Lender of the Collateral pledged hereunder or the financing by the lender under the Credit Documents of the collateral pledged pursuant to the Auto Fund Security Agreement shall not be deemed a Securitization."

       (c) Section 5.1(s) of the Existing Loan Agreement shall be amended and restated in its entirety as follows:

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              (i)    The  Lender  shall  have  the  right  to  lead  manage,  at commercially reasonable fees, all Securitizations, or any other long-term debt financing, of any Receivables (as defined hereunder and under the Credit
Agreement) originated by the Borrower or any Affiliate or Subsidiary thereof until the Lender shall have lead managed not less than Nine Hundred Million Dollars ($900,000,0000) (based on the outstanding principal balance of such Receivables as of the date of the related Securitization and/or long-term debt financing) of such Securitizations and long-term debt financings; and

              (ii) The Lender shall have (x) a right of first refusal with regard to all auto loan and/or lease warehousing or financing relationships with a credit quality substantially lower than the Eligible Contracts (as defined in the Credit Agreement) and all whole loan sales, in each case by the Borrower or any Affiliate or Subsidiary thereof and occurring on or before July 13, 2005, and (y) except as set forth in clause (x) of this Section 5.1(s)(ii), an exclusive right with regard to all auto loan and/or lease warehousing or financing relationships of the Borrower and its Affiliates and Subsidiaries occurring on or before the earlier of July 13, 2005 or the first Nine Hundred Million ($900,000,000) of Receivables (based on the outstanding principal balance of such Receivables as of the date of the related Securitization) have been securitized pursuant to a Securitization; PROVIDED, HOWEVER, that the Lender shall have no such right regarding (a) any corporate, non-asset backed securities financing of the Borrower or any Affiliate or Subsidiary thereof, (b) any sale of any equity securities of the Borrower or any Affiliate or Subsidiary thereof or (c) any financing of the Borrower or any Affiliate or Subsidiary thereof not secured in whole or in part by any Contracts; and

              (iii) In the event that (A) the Borrower has been advised in a written opinion to the Borrower from the Borrower's "Big Four" independent accountants (which opinion shall be made available to the Lender by the Borrower) that as a result of any adopted amendment or modification of Financial Accounting Statement 140 from and after July 14, 2003, E-LOAN Auto Fund One, LLC will not qualify as a Qualified Special Purpose Entity (as defined in FAS 140, a "QSPE") if it were to draw any additional Advances under the Credit Agreement,
(B) the Borrower has delivered to the Lender a proposed amendment to the Credit Agreement setting forth only such amendments as are necessary for E-LOAN Auto Fund One, LLC to qualify as a QSPE and an opinion from the Borrower's "Big Four" independent accountants (which opinion shall be made available to the Lender by the Borrower) supporting the necessity of such requested amendments, and (C) upon the earlier of (1) a final definitive written notice by the Lender on its letterhead, and addressed to the Borrower, that it will not agree to such amendments (for the avoidance of doubt, any proposed modifications or alternate solutions proposed by the Lender or its agents shall not be deemed a refusal to agree to the requested amendments) and (2) the expiration of forty-five (45) days after the Borrower has delivered to the Lender such proposed amendment to the Credit Agreement, then, notwithstanding clause (x) of Section 5.1(s)(ii), the Borrower may seek an alternate source of auto loan and/or lease warehousing or financing for any future Receivables (as defined in the Credit Agreement) that it may originate and that causes the borrower under such auto loan and/or lease warehousing or financing to qualify as a QSPE. Upon finalization of a term sheet setting forth all of the material terms and conditions of any such alternate auto loan and/or lease warehousing or financing that causes the borrower thereunder to qualify as a QSPE, the Lender shall have the right of first refusal with regard to the provisions of such term sheet that would cause E-LOAN Auto Fund One, LLC or, in connection with an auto loan and/or lease warehousing or financing on terms and

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conditions  no less  favorable  than  those set forth in the  Credit  Agreement, another Subsidary or Affiliate of the Borrower, in either case to be a QSPE. The Lender shall exercise such right of first refusal no later than ten (10) Business Days from delivery of such term sheet.

       Borrower's  obligations  under this Section 5.1(s) are subject to Section
8.14 hereof."

       SECTION 3.  RESERVED.

       SECTION 4. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to (a) the due authorization, execution and delivery by the parties hereto of this Amendment, and (b) the due authorization, execution and delivery by the parties to the Third Amendment to the Credit Agreement, dated July 14, 2003, by and among E-Loan Auto Fund One, LLC, E-Loan, Inc., and Merrill Lynch Bank USA (as acknowledged and agreed to by Systems & Services Technologies, Inc. as the Servicer).

       SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) The Borrower hereby confirms that each of the representations, warranties and covenants set forth in the Existing Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations, warranties or covenants expressly relate to earlier dates. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and the Borrower hereby ratifies its obligations thereunder.

       (b) The Borrower confirms that as of the date hereof its obligations under the Existing Loan Agreement, as amended by this Amendment, and the other Loan Documents are in full force and effect and are hereby ratified. The Borrower represents and warrants that (i) no Default or Event of Default has occurred, (ii) it has the power and is duly authorized to execute and deliver this Amendment, (iii) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms, (iv) it is and will continue to be duly authorized to perform its obligations under this Amendment and the other Loan Documents, (v) the execution, delivery and performance by it of this Amendment does not and will not require any consent or approval, which has not already been obtained, from any Governmental Authority, shareholder or any other Person, and (vi) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party.

       SECTION 6. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

       SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED, THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW

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SHALL APPLY, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       SECTION 8.  MISCELLANEOUS.

       (a) The parties hereto hereby agree that the amendments set forth in this Amendment shall be incorporated into the Existing Loan Agreement. This Amendment constitutes the entire agreement concerning the subject matter hereof and supercedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

       (b) Any reference to the Existing Loan Agreement from and after the date hereof shall be deemed to refer to the Existing Loan Agreement as amended hereby, unless otherwise expressly stated.

       (c) This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

       (d) This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

       (e) The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

                 [Remainder of page intentionally left blank.]

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       IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                            Lender:

                                            MERRILL LYNCH MORTGAGE CAPITAL INC.


                                            By: /s/ Jeffrey Cohen
                                                --------------------------------
                                                Name:  Jeffrey Cohen
                                                Title: Director

                                            Borrower:

                                            E-LOAN, INC.


                                            By: /s/ Matt Roberts
                                                --------------------------------
                                                Name:  Matt Roberts
                                                Title: CFO


                                            By: /s/ Joseph J. Kennedy
                                                --------------------------------
                                                Name:  Joseph J. Kennedy
                                                Title: President